                                                                   Exhibit 10.36

                                 ADDENDUM VI
                                     TO
                       SPRINT PCS MANAGEMENT AGREEMENT

                        DATED AS OF FEBRUARY 21, 2001

MANAGER:          UBIQUITEL OPERATING COMPANY

SERVICE AREAS:
        CALIFORNIA      BAKERSFIELD                             BTA NO. 28
                        CHICO                                   BTA NO. 79
                        EUREKA                                  BTA NO. 134
                        FRESNO                                  BTA NO. 157
                        MERCED                                  BTA NO. 291
                        MODESTO                                 BTA NO. 303
                        REDDING                                 BTA NO. 371
                        SACRAMENTO (PARTIAL)                    BTA NO. 389
                        STOCKTON                                BTA NO. 434
                        VISALIA-PORTERVILLE-HANFORD             BTA NO. 158
                        YUBA CITY (PARTIAL)                     BTA NO. 485
        NEVADA          LAS VEGAS (PARTIAL)                     BTA NO. 245
                        RENO                                    BTA NO. 372
        UTAH            LOGAN                                   BTA NO. 258
                        PROVO-OREM (PARTIAL)                    BTA NO. 365
                        ST. GEORGE                              BTA NO. 392
                        SALT LAKE CITY-OGDEN (PARTIAL)          BTA NO. 399
        IDAHO           BOISE-NAMPA                             BTA NO. 50
                        IDAHO FALLS                             BTA NO. 202
                        LEWISTON-MOSCOW                         BTA NO. 250
                        POCATELLO                               BTA NO. 353
                        TWIN FALLS                              BTA NO. 451
        WASHINGTON      SPOKANE                                 BTA NO. 425
        MONTANA         BILLINGS                                BTA NO. 41
                        BOZEMAN                                 BTA NO. 53
                        BUTTE                                   BTA NO. 64
                        GREAT FALLS                             BTA NO. 171
                        HELENA                                  BTA NO. 188
                        KALISPELL                               BTA NO. 224
                        MISSOULA                                BTA NO. 300
        SO. IND.--KY    ANDERSON (PARTIAL), IN                  BTA NO. 15
                        BLOOMINGTON-BEDFORD, IN                 BTA NO. 47
                        BOWLING GREEN, KY                       BTA NO. 52
                        CINCINNATI (PARTIAL), OH                BTA NO. 81
                        CLARKSVILLE, KY                         BTA NO. 83
                        COLUMBUS, IN                            BTA NO. 93
                        EVANSVILLE, IN                          BTA NO. 135
                        INDIANAPOLIS (PARTIAL), IN              BTA NO. 204
                        LOUISVILLE (PARTIAL), KY                BTA NO. 263


                        MADISONVILLE, KY                        BTA NO. 273
        SO. IND.--KY    OWENSBORO, KY                           BTA NO. 338
        (CONT.)         PADUCAH, KY                             BTA NO. 339
                        RICHMOND, IN                            BTA NO. 373
                        TERRE HAUTE, IN                         BTA NO. 442
                        VINCENNES-WASHINGTON, IN                BTA NO. 457

        This Addendum VI (this "ADDENDUM"), dated as of February 21, 2001 (the "ADDENDUM DATE"), contains certain additional and supplemental terms and provisions to that certain Sprint PCS Management Agreement entered into as of October 15, 1998, by UbiquiTel L.L.C. (but subsequently transferred to UbiquiTel Operating Company) (the "MANAGER"), Sprint Spectrum L.P., WirelessCo, L.P. and Sprint Communications Company, L.P., which Management Agreement was further amended by certain addenda (the Management Agreement, as amended by Addendum I, Addendum II, Addendum III, Addendum IV and Addendum V, being the "MANAGEMENT AGREEMENT"). This Addendum (and its modification of the Management Agreement) becomes effective upon the consummation of the proposed acquisition by Manager of indirect control of VIA Wireless, LLC ("VIA") in the transaction to which Sprint PCS consented on February 20, 2001 (such consummated transaction being the "MERGER", and the effective date of the Merger and of this Addendum being the "EFFECTIVE DATE"). If the Merger is not consummated for any reason (the date on which the Merger is abandoned, terminated or cancelled, or for any other reason determined it will not be consummated, being the "TERMINATION DATE"), this Addendum shall be void and have no further force and effect. Notwithstanding the Effective Date and the Termination Date described in the two preceding sentences, the terms of paragraphs 2, 3, 5, 8, 9, 10, 11, 12 and 13 below become effective upon the Addendum Date, and the terms of paragraphs 8, 9, 10 and 11 will remain in full force and effect between the parties to this Addendum after the Termination Date.

        The terms and provisions of this Addendum, as of the Effective Date
(or as of the Addendum Date, as the case may be), will control, supersede and amend any conflicting terms and provisions contained in the Management Agreement. Except for express modifications made in this Addendum, the Management Agreement continues in full force and effect. Capitalized terms used and not otherwise defined in this Addendum have the meanings ascribed to them in the Management Agreement. Section and Exhibit references are to Sections of, and Exhibits to, the Management Agreement, unless otherwise noted.

        The Management Agreement is modified as follows effective as of the Effective Date or the Addendum Date, as the case may be:

        1. TYPE II CONVERSION SCHEDULE AND COSTS. If VIA has not completed the conversion (the "TYPE II CONVERSION") of its Service Area Network (the "VIA SERVICE AREA NETWORK") from Type III (I.E., where VIA designates Option #3 on Exhibit 2.1.2 to the Services Agreement) to Type II (I.E., where VIA designates Option #2 on Exhibit 2.1.2 to the Services Agreement) by the Effective Date, Manager agrees to complete such conversion no later than July 8, 2001 (PROVIDED, that if Manager's failure to complete the Type II Conversion by such date results primarily from Sprint PCS' failure to perform all items necessary on its part, Manager may claim that an event under Section 17.9.3 has occurred), or such other date as may be mutually agreed upon between Manager and Sprint PCS. Sprint PCS will pay for the actual costs Sprint PCS incurs to input customer information for customers with Manager's NPA-NXXs (or VIA's NPA-NXXs if the Type II Conversion has not been completed by the Effective Date) in the six BTAs that constitute VIA's Service Area (the "VIA SERVICE AREA") into Sprint PCS' billing system and for Sprint PCS' employee resources to facilitate the Type II Conversion. Manager will be responsible for the payment of all other costs, including (i) the actual costs Manager and VIA incur to migrate customer information from Manager's or VIA's billing system to Sprint PCS' billing system, (ii) any incremental costs incurred by Sprint PCS resulting from any non-standard Type II Conversion activities (E.G., additional customer care calls) or incremental support unique to pricing plans established by VIA (E.G., additional fields on billing records), and (iii) other costs incurred by Manager and VIA in implementing and maintaining a Type II network.

        2. SPECTRUM TRANSITION. On the Effective Date, Manager and VIA will complete the transition of the operation of the VIA Service Area Network from using the FCC licenses held by VIA or its Related Parties to using the PCS Spectrum described on the SERVICE AREA EXHIBIT attached to this Addendum (the "SPECTRUM TRANSITION"). Manager agrees to complete the Spectrum Transition at its sole expense (except as provided below in paragraph 9). Manager will not consummate the Merger until it completes the Spectrum Transition. To effect the Spectrum Transition (a) the Affiliation Agreement entered into in January, 1999, between VIA (f/k/a Central Wireless Partnership) and Sprint PCS, as amended (the "VIA AFFILIATION AGREEMENT") and all other agreements with Sprint PCS and its Related Parties to which VIA is a party will be terminated (although VIA and Manager will continue to be responsible for any pre-termination liabilities and obligations under the VIA Affiliation Agreement and all such other agreements), (b) the VIA Service Area Network will become part of the Service Area Network under the Management Agreement, and (c) the VIA Service Area will become part of the Service Area under the Management Agreement as described on the SERVICE AREA EXHIBIT attached to this Addendum.

        3. DISCONTINUATION OF UNLIMITED PLANS. If VIA has not already done so, Manager and Sprint PCS agree that Manager will cease on or before the sixtieth (60 th ) day after the Addendum Date (or such later date as the Manager and Sprint PCS may mutually agree) (the "UNLIMITED PLAN TERMINATION DATE") to promote and sell in the VIA Service Area any pricing plans with unlimited minutes of use or availability in specific area codes only that are not included as part of the Sprint PCS national pricing plan offer (E.G., VIA Plus Plans and Unlimited Plus Plans). Sprint PCS will provide billing support to customers who activated under such plans on or before the Unlimited Plan Termination Date, until all such customers change to a Sprint PCS national or regional pricing plan or discontinue Sprint PCS service.

        4. COMPLETION OF VIA SERVICE AREA BUILD-OUT REQUIREMENT. Manager will, on or before September 1, 2001, complete the build-out requirements for the VIA Service Area as set forth on EXHIBIT 2.1.1 (taking into account the coverage footprint map, the Pops analysis table and the narrative description of the build-out) (the "VIA SERVICE AREA BUILD-OUT REQUIREMENT"), except for the following exceptions, each of which Manager agrees to complete the build-out within a commercially reasonable period: (a) to the extent Manager's failure to complete any portion of the build-out results primarily from one of the events described in Section 17.9.3; or (b) Manager may complete after September 1, 2001, construction of not more than three of the cell sites needed to provide coverage for Mendota (Fresno BTA); Orosi, Woodlake,

Dinuba and Kingsburg (Visalia-Porterville-Hanford BTA); Shafter and Wasco (Bakersfield BTA); Atwater and Winton (Merced BTA); and due east of Ceres along Highway 99 northwest to J7 to include Hughson, Empire, Hickman and Waterford (Modesto BTA); or (c) the cell site that needs to be located on land owned by Tejon Corporation to provide coverage along I-5 to meet Sprint PCS coverage at the southern Bakersfield BTA border. If Manager delivers to Sprint PCS, within 10 days after the Addendum Date, copies of the original documents that VIA delivered to Manager to disclose the status of all current and planned cell sites, then to the extent Manager verifies to Sprint PCS that a material discrepancy exists between the documents delivered to Sprint PCS and the actual status of such cell sites, Sprint PCS will give Manager a commercially reasonable period of time to complete the build-out taking into consideration the level of such material discrepancy. Subject to the limitation set forth below in paragraph 5 of this agreement, if Manager does not complete the VIA Service Area Build-out Requirement as described in this paragraph 4, Sprint PCS may declare an Event of Termination under the Management Agreement, and Manager waives any right to a cure period under the Management Agreement.

        5. NO DECLARATION OF BREACH. Sprint PCS agrees that until September 1, 2001, it will not declare VIA or Manager in breach of the VIA Affiliation Agreement or the Management Agreement, as the case may be, based on their respective failure to complete any of the VIA Service Area Build-out Requirement; PROVIDED, that Sprint PCS' agreement to not declare VIA in breach of the VIA Affiliation Agreement under this paragraph 5 terminates on the Termination Date.

        6. REVISED FINANCING PLAN. EXHIBIT 1.7 attached to this Addendum supersedes and replaces in its entirety EXHIBIT 1.7 attached to the Management Agreement.

        7. REVISED BUILD-OUT PLAN. At the time of the Spectrum Transition, EXHIBIT 2.1.1 attached to this Addendum will be made part of Manager's existing EXHIBIT 2.1 attached to the Management Agreement expressly subject to the terms, conditions and provisions of paragraph 4 above.

        8. EXCLUSIVITY OF SERVICE AREA. In Section 2.3 and the Schedule of Definitions, the phrase "wireless mobility communications network" is replaced by the phrase "Wireless Mobility Communications Network".

        9. MICROWAVE RELOCATION. Manager requests that Sprint PCS begin clearing PCS Spectrum in the VIA Service Area in the manner described in
Section 2.7, even though the VIA Service Area is not yet part of the Service Area. Manager and Sprint PCS will share all costs (including costs incurred or for which Sprint PCS becomes obligated prior to the Effective Date) related to clearing such PCS Spectrum. If the Merger is not consummated for any reason, Manager agrees to reimburse Sprint PCS for all costs Sprint PCS incurs or for which Sprint PCS becomes obligated in connection with clearing such PCS Spectrum after the Addendum Date and prior to the Termination Date.

        10. NOTICE OF MERGER TERMINATION. Manager agrees to give Sprint PCS written notice that the proposed Merger has been abandoned, terminated, cancelled or will not be consummated for any reason, within one business day after the Termination Date.

        11. REAFFIRMATION OF SPRINT AGREEMENTS. Each of the undersigned reaffirms in their entirety, together with their respective rights and obligations thereunder, the Management Agreement, the Services Agreement, the Amended and Restated Consent and Agreement dated as of April 5, 2000, among Sprint Spectrum L.P., Sprint Communications Company, L.P., WirelessCo, L.P., Cox Communications PCS, L.P., Cox PCS License, L.L.C. and Paribas (the "CONSENT AND AGREEMENT"), a Letter Agreement dated January 19, 2001, the Assignment of Leases and Bill of Sale dated October 31 2000, a Letter Agreement dated October 13, 2000, a Letter Agreement dated September 28, 2000, the Master Services Agreement dated April 18, 2000, the Assignment of Leases and Bill of Sale dated April 14, 2000, the Deferred Amount Note dated April 5, 2000, the First Amendment to Asset Purchase Agreement dated as of December 28, 1999, the Asset Purchase Agreement dated December 28, 1999, the Amended and Restated Interim Network Operating Agreement dated December 20, 1999, a Letter Agreement dated November 17, 1999, and the License Agreements dated October 15, 1998.

        12. CONSENT AND AGREEMENT. The parties acknowledge that the Consent and Agreement will require conforming revisions to address the Merger, another deferred amount note will need to be executed, and another addendum to the Management Agreement might also be necessary. The parties agree to work together in good faith to complete these documents by May 31, 2001, in forms consistent with the Consent and Agreement and with the forms of documents typical in similar transactions involving Other Managers.

        13. COUNTERPARTS. This Addendum may be executed in two or more counterparts, each of which shall constitute an original but all which when taken together shall constitute but one agreement.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Addendum as of the date first above written.

                                      SPRINT SPECTRUM L.P.

                                      By:____________________________
                                         Thomas E. Mateer
                                         Vice President - Affiliations


                                      WIRELESSCO, L.P.

                                      By:____________________________
                                         Thomas E. Mateer
                                         Vice President - Affiliations


                                      COX COMMUNICATIONS PCS, L.P.

                                      By:____________________________
                                         Thomas E. Mateer
                                         Vice President - Affiliations


                                      COX PCS LICENSE, L.L.C.

                                      By:____________________________
                                         Thomas E. Mateer
                                         Vice President - Affiliations


                                      SPRINT COMMUNICATIONS
                                      COMPANY, L.P.

                                      By:____________________________
                                         Ed Mattix
                                         Senior Vice President - Public Affairs


                                      UBIQUITEL OPERATING COMPANY

                                      By:____________________________
                                         Dean E. Russell
                                         Chief Operating Officer

                             EXHIBIT 1.7 (Amended)
                    BUILD-OUT AND WORKING CAPITAL FINANCING

This Amended Exhibit 1.7 sets forth the build-out and working capital financing for the expansion of the Service Area under the Management Agreement to include the BTAs included within the VIA Service Area (as defined in Addendum VI to the Management Agreement), specifically including BTA No. 28 (Bakersfield), BTA No. 157 (Fresno), BTA No. 291 (Merced), BTA No. 303 (Modesto), BTA No. 434 (Stockton), and BTA No. 158 (Visalia-Porterville-Hanford) (the "VIA Expansion"), along with the build-out and working capital financing for the existing Service Area of Manager (prior to the VIA Expansion). The combined Equity, Senior Debt and Subordinated Debt as described below will provide the necessary working capital to meet the build-out and working capital requirements of the VIA Expansion and to operate the entirety of the business through cash flow break even. Expected uses of funds through cash flow break even (year 2003) for the combined existing Service Area of the Manager (prior to the VIA Expansion) and the VIA Expansion are as follows:

Repay VIA Debt (net of proceeds from sale of non-core assets)            $ 26,500,000
Capital Expenditures                                                     $282,650,000
Working Capital & Operating Losses                                       $180,000,000
Spokane Acquisition                                                      $ 35,000,000
Transaction Expenses/Finance Fees                                        $ 30,000,000

          Total Uses (through 2003)                                      $554,150,000

CAPITAL STRUCTURE

EQUITY

MANAGER (INCLUDING ITS PARENT, UBIQUITEL INC.)

Series A Preferred (converted to common stock at IPO)                    $ 17,008,500
Series B Preferred (converted to common stock at IPO)                    $ 25,000,000
Initial Public Offering   (IPO)                                          $106,240,000

     Total Equity                                                        $148,248,500

VIA

VIA Contributed Capital (as of 9/30/00)                                  $ 23,950,000
Conversion to equity of existing VIA owner loans (plus accrued interest) $ 24,000,000
Additional Contributed Capital by VIA Owners                             $  8,700,000

     Total Equity                                                        $ 56,650,000

     Total Combined Equity                                               $204,898,500

SENIOR DEBT

Paribas as Lead Underwriter
Mees Pierson Capital Corp., PNC Capital Markets,
WestLB and GE Capital as Co-Underwriters

Revolver                                                                 $ 55,000,000
Term Loan A                                                              $120,000,000
Term Loan B                                                              $125,000,000

     Total Senior Secured Credit Facilities                              $300,000,000

SUBORDINATED DEBT

Senior Subordinated Discount Notes                                       $152,277,000


     Total Funded and Committed Capital                                  $657,175,500

                                 EXHIBIT 2.1.1

                     To the Ubiquitel Management Agreement
                       VIA Service Build-out Requirement

                                 Build-Out Plan

                             Narrative Description

Included in the coverage specified in the map and table of this Exhibit 2.1.1 is the following coverage which must be completed by September 1, 2001, except as permitted in Addendum VI of the Management Agreement.

Fresno BTA
- ----------

Manager agrees to provide coverage for the town of Mendota and to complete coverage for the portion of I-5 located in the Fresno BTA.

Bakersfield BTA
- ---------------

Manager agrees to provide coverage for Shafter, Wasco, LaMont and Arvin or, in the alternative, to provide drive test data showing that these cities are covered. Manager also agrees to provide coverage along I-5 to meet Sprint PCS coverage at the southern Bakersfield BTA border.

Visalia-Porterville-Hanford BTA
- -------------------------------

Manager agrees to provide coverage for Orosi, Woodlake, Dinuba and Kingsburg or, in the alternative, to provide drive test data showing that these cities are covered.

Merced BTA
- ----------

Manager agrees to provide coverage for Atwater and Winton or, in the alternative, to provide drive test data showing that these cities are covered. Manager agrees to provide coverage along Highway 152 to the Merced BTA border.

Modesto BTA
- -----------

Manager agrees to provide coverage due east of Ceres along Highway 99 and northwest to J7 to include the towns of Hughson, Empire, Hickman, and Waterford or, in the alternative, to provide drive test data showing that this area is covered.

Stockton BTA
- ------------

Manager agrees to provide coverage in the I-205/580 area along I-205 and along I-580 south from the junction of I-205 and I-580 to I-5, including all Sprint PCS meetpoints.

                                             EXHIBIT 2.1.1
                                TO THE UBIQUITEL MANAGEMENT AGREEMENT
                                VIA SERVICE AREA BUILD-OUT REQUIREMENT

                                           BUILD-OUT PLAN
- --------------------------------------------------------------------------------
                Service Area                              Build-out Plan
- -----------------------------------------------------------------------------------------------------------------
                                                                                                       Covered
                                      Total 1998 BTA   Covered 1998   % Covered,   TotalSprint LTD    Sprint LTD
BTA#     BTA Name (or County Name)          Pops            Pops       1998 Pops     Access Lines        Lines
- -----------------------------------------------------------------------------------------------------------------
      28 Bakersfield                      646,060         479,464         74%             n/a             n/a

     157 Fresno                           885,243         803,076         91%             n/a             n/a

     291 Merced                           220,180         173,762         79%             n/a             n/a

     303 Modesto                          484,589         391,279         81%             n/a             n/a

     434 Stockton                         589,995         488,306         83%             n/a             n/a

     458 Visalia-Porterville-Hanford      481,845         341,068         71%             n/a             n/a

         TOTALS                         3,307,912       2,676,955         81%             n/a             n/a




- ------------------------------------------------------------------------
                Service Area
- ------------------------------------------------------------------------
                                       % Sprint LTD      Sprint LTD
BTA#     BTA Name (or County Name)     Lines Covered    Priority Level
- ------------------------------------------------------------------------
    28 Bakersfield                          n/a               n/a

   157 Fresno                               n/a               n/a

   291 Merced                               n/a               n/a

   303 Modesto                              n/a               n/a

   434 Stockton                             n/a               n/a

   458 Visalia-Porterville-Hanford          n/a               n/a

        TOTALS                              n/a               n/a


                                            February 20, 2001

                                   SERVICE AREA EXHIBIT
                                            TO
                              UBIQUITEL MANAGEMENT AGREEMENT

BTA#    BTA-MARKET                      ST      LICENSE HOLDER        LICENSE TYPE
15      ANDERSON                        IN      WIRELESSCO, L.P.      A (INDIANAPOLIS MTA)
41      BILLINGS                        MT      WIRELESSCO, L.P.      B (SPOKANE MTA)
47      BLOOMINGTON-BEDFORD             IN      WIRELESSCO, L.P.      A (INDIANAPOLIS MTA)
50      BOISE-NAMPA                     ID      WIRELESSCO, L.P.      B (SALT LAKE CITY MTA)
52      BOWLING GREEN, ET AL.           KY      WIRELESSCO, L.P.      B (LOUISVILLE MTA)
53      BOZEMAN                         MT      WIRELESSCO, L.P.      B (SPOKANE MTA)
64      BUTTE                           MT      WIRELESSCO, L.P.      B (SPOKANE MTA)
79      CHICO-OROVILLE                  CA      WIRELESSCO, L.P.      A (SAN FRANCISCO MTA)
81      CINCINNATI                      OH      SPRINTCOM, INC.       D
83      CLARKSVILLE, HOPKINSVIL.        TN, KY  WIRELESSCO, L.P.      A (NASHVILLE MTA)
93      COLUMBUS                        IN      WIRELESSCO, L.P.      A (INDIANAPOLIS MTA)
134     EUREKA                          CA      WIRELESSCO, L.P.      A (SAN FRANCISCO MTA)
135     EVANSVILLE                      IN      WIRELESSCO, L.P.      B (LOUISVILLE MTA)
171     GREAT FALLS                     MT      WIRELESSCO, L.P.      B (SPOKANE MTA)
188     HELENA                          MT      WIRELESSCO, L.P.      B (SPOKANE MTA)
202     IDAHO FALLS                     ID      WIRELESSCO, L.P.      B (SALT LAKE CITY MTA)
204     INDIANAPOLIS                    IN      WIRELESSCO, L.P.      A (INDIANAPOLIS MTA)
224     KALISPELL                       MT      WIRELESSCO, L.P.      B (SPOKANE MTA)
245     LAS VEGAS                       NV      COX PCS LICENSE,      LLC A (LOS ANGELES MTA)
250     LEWISTON                        ID      WIRELESSCO, L.P.      B (SPOKANE MTA)
258     LOGAN                           UT      WIRELESSCO, L.P.      B (SALT LAKE CITY MTA)
263     LOUISVILLE                      KY      WIRELESSCO, L.P.      B (LOUISVILLE MTA)
273     MADISONVILLE                    KY      WIRELESSCO, L.P.      B (LOUISVILLE MTA)
300     MISSOULA                        MT      WIRELESSCO, L.P.      B (SPOKANE MTA)
338     OWENSBORO                       KY      WIRELESSCO, L.P.      B (LOUISVILLE MTA)
339     PADUCAH-MURRAY-MAYFIELD         KY      WIRELESSCO, L.P.      B (LOUISVILLE MTA)
353     POCATELLO                       ID      WIRELESSCO, L.P.      B (SALT LAKE CITY MTA)
365     PROVO-OREM                      UT      WIRELESSCO, L.P.      B (SALT LAKE CITY MTA)
371     REDDING                         CA      WIRELESSCO, L.P.      A (SAN FRANCISCO MTA)
372     RENO                            NV      WIRELESSCO, L.P.      A (SAN FRANCISCO MTA)
373     RICHMOND                        IN      WIRELESSCO, L.P.      A (INDIANAPOLIS MTA)
389     SACRAMENTO                      CA      WIRELESSCO, L.P.      A (SAN FRANCISCO MTA)
392     ST. GEORGE                      UT      WIRELESSCO, L.P.      B (SALT LAKE CITY MTA)
399     SALT LAKE CITY-OGDEN            UT      WIRELESSCO, L.P.      B (SALT LAKE CITY MTA)
425     SPOKANE                         WA      WIRELESSCO, L.P.      B (SPOKANE MTA)
442     TERRE HAUTE                     IN      WIRELESSCO, L.P.      A (INDIANAPOLIS MTA)
451     TWIN FALLS                      ID      WIRELESSCO, L.P.      B (SALT LAKE CITY MTA)
457     VINCENNES-WASHINGTON            IN      WIRELESSCO, L.P.      A (INDIANAPOLIS MTA)
485     YUBA CITY-MARYSVILLE            CA      WIRELESSCO, L.P.      A (SAN FRANCISCO MTA)
157     FRESNO                          CA      WIRELESSCO, L.P.      A (SAN FRANCISCO MTA)
434     STOCKTON                        CA      WIRELESSCO, L.P.      A (SAN FRANCISCO MTA)
458     VISALIA-PORTERVILLE-HANFORD     CA      WIRELESSCO, L.P.      A (SAN FRANCISCO MTA)
291     MERCED                          CA      WIRELESSCO, L.P.      A (SAN FRANCISCO MTA)
303     MODESTO                         CA      WIRELESSCO, L.P.      A (SAN FRANCISCO MTA)
28      BAKERSFIELD                     CA      COX PCS LICENSE, LLC  A (LOS ANGELES MTA)